REPAY & KUBRA Supplemental Materials Exhibit 99.2 June 2026

Disclaimer Repay Holdings Corporation (“REPAY” or the “Company”) is required to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (“SEC”). Such filings, which you may obtain for free at the SEC’s website at http://www.sec.gov, discuss some of the important risk factors that may affect REPAY’s business, results of operations and financial condition. Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, REPAY’s plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as “can,” “may,” “will,” “expect,” “anticipate,” “estimate,” “believe,” “projection” or words of similar meaning. These forward-looking statements include, but are not limited to: anticipated benefits from the KUBRA acquisition, expected strengthening of REPAY’s product offering, future market, growth and synergy opportunities, payment volume, net leverage and Free Cash Flow estimates, and the level of KUBRA’s expected growth and financial contributions, including revenue and Adjusted EBITDA. Such forward-looking statements are based upon the current beliefs and expectations of REPAY’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. In addition to factors disclosed in REPAY’s reports filed with the U.S. Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, and those identified elsewhere in this communication, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the inability to integrate and/or realize the benefits of the KUBRA acquisition, including expected synergies; that the acquisition could disrupt relationships with customers, employees or other business partners; the impact, cost and effect of actions by activist stockholders; the risk that the stockholder rights plan may delay, discourage or prevent a change of control or acquisition of the Company, even if such action may be considered beneficial by some stockholders; exposure to economic conditions and political risk affecting the consumer loan market, the receivables management industry and consumer and commercial spending, including bank failures or other adverse events affecting financial institutions, inflationary pressures, evolving U.S. trade policies, general economic slowdown or recession; changes in the payment processing markets in which REPAY operates, including with respect to the competitive landscape, technology evolution or regulatory changes; changes in the vertical markets that REPAY targets, including the regulatory environment applicable to those customers; the ability to retain, develop and hire key personnel; risks relating to REPAY’s relationships within the payment ecosystem; the ability to retain, develop and hire key personnel; risks relating to data security; changes in accounting policies applicable to REPAY; and the risk that REPAY may not be able to maintain effective internal controls. Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance. All information set forth herein speaks only as of the date hereof in the case of information about REPAY or the date of such information in the case of information from persons other than REPAY, and REPAY disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding REPAY’s industry and end markets are based on sources it believes to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Combined, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results. Industry and Market Data The information contained herein also includes information provided by third parties, such as market research firms. Neither of REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information. Neither REPAY nor its affiliates and any third parties that provide information to REPAY, such as market research firms, are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such content. Neither REPAY nor its affiliates give any express or implied warranties, including, but not limited to, any warranties of merchantability or fitness for a particular purpose or use, and they expressly disclaim any responsibility or liability for direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees or losses (including lost income or profits and opportunity costs) in connection with the use of the information herein. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures that management uses to evaluate the Company’s operating business, measure performance, and make strategic decisions, including Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow accretion, Free Cash Flow Conversion, Adjusted Free Cash Flow Conversion, organic revenue growth, normalized revenue growth, and net leverage, as well as certain forward-looking projections that are not reconcilable with GAAP measures due to their inherent uncertainty. Organic revenue growth is a non-GAAP financial measure that represents the percentage change in the applicable metric for a fiscal period over the comparable prior fiscal period, exclusive of any incremental amount attributable to acquisitions or divestitures made in the comparable prior fiscal period or any subsequent fiscal period through the applicable current fiscal period. Any financial measure (whether GAAP or non-GAAP) that is modified by “excl. political media” or “normalized” is a non-GAAP financial measure that measures a defined growth rate exclusive of the estimated contribution from political media clients in the prior corresponding period. Adjusted EBITDA is a non-GAAP financial measure that represents net income prior to interest expense, tax expense, depreciation and amortization, as adjusted to add back certain charges deemed to not be part of normal operating expenses, non-cash charges and/or non-recurring charges, such as gain on extinguishment of debt, non-cash impairment loss, non-cash change in fair value of assets and liabilities, share-based compensation charges, transaction expenses, restructuring and other strategic initiative costs, gain on extinguishment of debt and other non-recurring charges. Adjusted EBITDA margin is a non-GAAP financial measure that represents Adjusted EBITDA divided by GAAP revenue. Free Cash Flow is a non-GAAP financial measure that represents net cash flow provided by operating activities less total capital expenditures. Free Cash Flow Conversion represents Free Cash Flow divided by Adjusted EBITDA. Adjusted Free Cash Flow Conversion represents Adjusted Free Cash Flow divided by Adjusted EBITDA. Net leverage is a non-GAAP financial measure calculated by dividing total debt (less cash and cash equivalents) divided by Adjusted EBITDA. REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading. REPAY believes that Adjusted EBITDA, Adjusted EBITDA margin, Free Cash Flow accretion and net leverage provide useful information to investors and others in understanding and evaluating its operating results in the same manner as management. However, these non-GAAP financial measures are not financial measures calculated in accordance with GAAP and should not be considered as a substitute for net income, operating profit, net cash provided by operating activities, or any other operating performance measure calculated in accordance with GAAP. Using these non-GAAP financial measures to analyze REPAY’s business has material limitations because the calculations are based on the subjective determination of management regarding the nature and classification of events and circumstances that investors may find significant. In addition, although other companies in REPAY’s industry may report measures titled as the same or similar measures, such non-GAAP financial measures may be calculated differently from how REPAY calculates its non-GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider REPAY’s non-GAAP financial measures alongside other financial performance measures, including net income, net cash provided by operating activities and REPAY’s other financial results presented in accordance with GAAP.

2

REPAY Investment Thesis

REPAY + KUBRA

KUBRA accelerates REPAY's strategic evolution into a scaled multi-vertical integrated bill payments platform

Expansion into Resilient Utility & Gov't Verticals with a Leading Provider at Scale

- Accelerates strategy towards **large, enterprise clients**
- **Diversified** billing, payments, and customer communication platform focused on the utility and government verticals
- **Attractive & complementary product offering** centered around non-discretionary spend categories with recurring billing cycles
- **Deeply entrenched** with highly reoccurring revenue streams from a diversified base of **long-tenured clients with high retention rates**

Increases Scale and Strengthens Financial Profile

- Over **~$130 billion** in combined **annual payment volume**(1) across diverse growth markets
- Scaled asset adds **~$49 million in Adj. EBITDA**(2)
- **Strong combined company free cash flow** expected to drive deleveraging to total net leverage(3) of **<3.0x within 18 months of closing** and provide for incremental capital to accelerate technology enhancements
- Expected Free Cash Flow accretion(4) of **25% by 2028**

Material Synergy Realization Enhances Operating Efficiency

- **Significant technology cost savings** expected through platform optimization and organizational efficiencies from combined operations
- **Additional top-line synergies** expected through cross-sell of Customer Communications & Bill Presentment solutions, while also **improving retention across client bases**
- Combined company efficiencies expected to result in fully realized **run-rate cost and capital expenditure savings of $20+ million**(5)

TAM Expansion in Large Biller-Direct Markets

- **Unlocks a high barrier to entry, >$2.75TN addressable market**(6) within the U.S. biller-direct segment
- **Opportunity** to drive shift from paper-based invoicing and payments to higher-margin digital payments
- **Complementary two-pronged go-to-market approach** offers diversified distribution channel to accelerate vertical expansion

1) Financial metric based on combined 2025 excluding synergies
2) Financials based on 2025 excluding synergies
3) Net leverage is a non-GAAP measure. See slide 1 under "Non-GAAP Financial Measures"
4) Free Cash Flow accretion is a non-GAAP measure. See slide 1 under "Non-GAAP Financial Measures"
5) Estimated run-rate synergies by 2028
6) Third-party research and management estimates as of 6/1/2026

REPAY Realtime Electronic Payments

REPAY Becomes a Leading End-to-End Bill Payment Platform Communication Services Bill Design & Presentment Payment Acceptance Clearing & Settlement Payment Gateway API Integrations Instant Funding Credit/Debit Processing ACH Processing eCash New & Emerging Payments Virtual Terminal Web Portal / Online Bill Payment POS Equipment Mobile App & Digital Wallets Text Pay IVR / Phone Pay Payment capabilities are directly embedded in our client’s core systems Mobile Alerts Proprietary back-end Clearing & Settlement platform, driving payment optimization and operating leverage Automated Messaging Services Utility Mapping & Data Analytics Preparation & distribution of billing, statements, and required regulatory notices KUBRA expands platform capabilities Omnichannel offering allows consumers to pay anywhere, any time using all Modalities REPAY and KUBRA together provide an integrated bill payment and customer communications lifecycle across 18+ attractive verticals

KUBRA’s Product Suite Differentiates Itself from Competitor Offerings KUBRA delivers a comprehensive suite of products that enable it to uniquely design and process both paper and e-bills with increased payment flows under REPAY’s ownership Design & Bill Print Design, preparation, printing and distribution of customer documents, including bills, statements and required regulatory notices Subscription Payments (E-Bill) Design, preparation and distribution of bills or invoices electronically for reoccurring payments Long growth opportunity of digitalizing new and existing client base On-Demand Payments (EZ-Pay) Individual electronic payment transactions including voice, digital, and in-person channels Professional Services Customer customization and configuration services for product suite offering Customer Utility Communications Includes automated messaging services, text / voice / email alerts, utility outage maps, and energy and water analytics Bill Presentment On-Demand Payments (EZ-Pay) Subscription Payments (E-Bill) Design & Bill Print Customer Utility Communications Professional Services

5

KUBRA Serves Enterprise Clients across Non-Discretionary Verticals

Leading bill presentment and payment provider to the utilities sector, with a growing presence in other markets

KUBRA

Utilities
~85% of Revenue

Electric, gas, water, waste management, telecom, and cable utility providers in the U.S.

Government
~5% of Revenue

State & local agencies and municipalities

- ✓ Expansion opportunity with municipality owned utilities

Healthcare

Hospitals, systems, & payers managing billing, care notices, and compliance

Insurance

Providers of billing, statements, & policy communications

Adjacent Verticals

Financial Services, Education, & other adjacent verticals

- ✓ Highly regulated communication with increasing demand for billing transparency
- ✓ Markets with existing relationship overlap

250+ Clients

~40% of Households in U.S. and Canada

~$239mm 2025 Revenue

MSD/HSD Revenue Growth

~48% Gross Profit Margins

~$49mm 2025 Adj. EBITDA

REPAY
Realtime Electronic Payments

Note: Financial and business metrics as of and for the year ended December 31, 2025

KUBRA Enhances REPAY’s Vertical Reach By diversifying into non-discretionary core verticals, REPAY will reach over ~$130Bn of combined 2025 Annual Payment Volume(1) Financials metrics based on combined 2025 excluding synergies Third-party research and management estimates as of 6/1/2026 End Market Opportunities (2) (In $ billions) Combined Combined Revenue Mix (1) before KUBRA REPAY KUBRA Both

7

Significantly Increases Scale while Maintaining Profitability

REPAY **immediately scales**, while continuing to generate strong profitability

Revenue(1)

(In $ millions)


~1.8x
$548
$309
2025A
Combined 2025

Adjusted EBITDA(1)

(In $ millions)


~1.4x
~$178
$129
2025A
Combined 2025

REPAY KUBRA

1) Financials metrics based on 2025. Combined financials based on 2025 excluding synergies. Combined is calculated using REPAY reported plus KUBRA Revenue of approximately $239 million and Adjusted EBITDA of approximately $49 million. Adjusted EBITDA is a non-GAAP financial measure. See slide 1 under "Non-GAAP Financial Measures"

REPAY Realtime Electronic Payments

LONG-TERM GROWTH ORGANIC GROWTH M&A CATALYSTS Deepen presence in existing verticals Expand into new verticals/geographies Strategic acquisitions extending broader solution suite Driving Shareholder Value 1) Third-party research and management estimates as of 6/1/2026 Secular trends away from cash and check toward digital payments Transaction growth in key verticals Further penetrate existing clients ~$7.9Tn TAM(1) Creates long runway for growth Deep presence in key verticals creates significant defensibility Highly attractive financial model with strong Free Cash Flow generation = + 8

9

Value Creation Roadmap

Expected to be Free Cash Flow accretive[1] by 25% in 2028E		2026E Estimated Run-Rate Savings[2]	2028E Estimated Run-Rate Savings[3]
Expense Synergies	▪ Restructuring to unify duplicate corporate functions, while automating functions during integration ▪ Platform migration leading to identified operating support, maintenance, and related infrastructure cost savings ▪ Scale efficiencies with payment processing improvements	~$8 million	$15+ million
Capex Savings	▪ Optimize to one unified platform architecture by 2028E ▪ Consolidate product investments across verticals		$5+ million
Revenue Opportunities	▪ Increase penetration into all verticals with a comprehensive end-to-end digital bill pay platform; including bill presentment, communications, payment engine, and core processing ▪ Expand KUBRA's bill presentment and communication services to existing REPAY clients across Consumer Payment verticals		$5+ million

~$7 million of expected costs to achieve synergies in 2026E

Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading

1) Free Cash Flow accretion is a non-GAAP financial measure. See slide 1 under "Non-GAAP Financial Measures"
2) Estimated run-rate synergies realized during 2026; excludes "expected costs to achieve synergies"
3) Estimated run-rate synergies by 2028

REPAY
Realtime Electronic Payments

Integration Plan for One Platform Integration playbook in place for Day 1 readiness across all workstreams Phased hybrid integration plan optimizes client upgrades during infrastructure unification Feature and compliance parity essential before client feature optimization KUBRA — The Experience Platform KUBRA’s customer-facing platforms unify under the KUBRA HQ+ platform KUBRA’s market-leading capabilities continue offering: Bill Payment Workflows Customer Experience & Communications Biller Configuration & Onboarding Verification Vault, Identity Management, & Data Composition REPAY — The Payments and RCS Engine REPAY’s infrastructure powers the money movement: Payment processing across all modalities Multi-network support for every channel Omni-channel delivery (web, mobile, IVR, API) Enterprise-grade uptime & scale Intelligent routing Bringing It Together Unified APIs connect KUBRA's experience platform to REPAY's payments engine Planned client upgrades for seamless migration phased over 18–24 months AI-assisted engineering accelerates integration without compromising quality Joint teams aligned across U.S. and Canada One platform for scale • Enhanced client experience A stronger foundation for growth

11

Proven Ability of Delevering from Free Cash Flow Generation

Net Leverage(1)



Acquired BillingTree, Kontrol, and Payix in 2021
3.6x
3.0x
2.6x
2.3x
2.5x
4.0x
< 3.0x
1.0x Deleveraging
>1.0x Deleveraging
2021A
2022A
2023A
2024A
2025A
Combined LTM
(2)
2026E
18-months of closing

- REPAY is committed to maintaining a conservative financial policy focused on deleveraging
  - Net leverage target of **< 3.0x within 18 months** of closing
- **Proven ability to reduce leverage** following acquisitions as demonstrated following the BillingTree, Kontrol and Payix acquisitions in 2021
- Generates **strong reoccurring Free Cash Flow to repay debt**, alongside ample liquidity with cash on the balance sheet and an undrawn $100 million Revolving Credit Facility
- Track record of **voluntarily reducing debt** when the Company **retired a total of ~$110 million** of its 2026 Convertible Notes with balance sheet cash in August 2025 and January 2026

1) Net Leverage is a non-GAAP financial measure. Historical Net Debt and Adjusted EBITDA are pro forma for related acquisitions, divestitures, and debt repayments subsequent to year-end. See slide 1 under "Non-GAAP Financial Measures"
2) Combined LTM Net Leverage represents LTM as of 3/31/2026 adjusted for transaction-related adjustments, synergies, and financing.

REPAY
Realtime Electronic Payments

12

Updated FY 2026 Outlook

REPAY is raising its previously provided outlook for full year 2026 to include KUBRA contributions for the remaining 7 months

	Updated FY2026 Outlook
Revenue	**$490-$500MM** Reported Growth ~60% Organic Growth 10%-12% *Normalized Growth* *7%-9%*
Adjusted EBITDA	**$168.5-$176MM** *~35% Margins*
Free Cash Flow Conversion (1)	**~30%**
Adjusted Free Cash Flow Conversion (2)	**~35%**

Note: REPAY does not provide quantitative reconciliation of forward-looking, non-GAAP financial measures such as forecasted Normalized and Organic Revenue Growth, Adjusted EBITDA, Free Cash Flow, and Free Cash Flow Conversion to the most directly comparable GAAP financial measure because it is difficult to reliably predict or estimate the relevant components without unreasonable effort due to future uncertainties that may potentially have significant impact on such calculations, and providing them may imply a degree of precision that would be confusing or potentially misleading

1) Free Cash Flow Conversion represents Free Cash Flow / Adjusted EBITDA
2) Adjusted Free Cash Flow represents Free Cash Flow adding back in-year costs associated with synergy realization. Adjusted Free Cash Flow Conversion represents Adjusted Free Cash Flow / Adjusted EBITDA

REPAY
Realtime Electronic Payments

Thank you